COMPANIES COMMISSION OF MALAYSIA

(QR Code)

COMPANIES ACT 2016

[Section 28]

Company No. -MyCoID

1139073	T

CERTIFICATE OF INCORPORATION ON CHANGE OF COMPANY NAME

This is to certify that

PE FURNISHING SDN. BHD.

which has been incorporated on the 07th day of April 2015 under the Companies Act 2016, as a private company, on the 05th day of April 2017, changed its name to

BGS LAB SDN. BHD.

and that this company is a private company and it is a company limited by shares.

Registrar of Company Malaysia

User ID : azurahnor Date : 05/04/2017 08:31:21 AM

Certified as true translation

ONG SIEW KEE
Certificated Interpreter
Sessions & Magistrate Court
Petaling Jaya, Selangor D. E
Malaysia
24 JAN 2019

COMPANIES COMMISSION OF MALAYSIA

(QR Code)

COMPANIES ACT 2016

[Section 28]

Company No. -MyCoID

1139073	T

CERTIFICATE OF INCORPORATION ON
CHANGE OF COMPANY NAME

This is to certify that

BGS LAB SDN. BHD.

which has been incorporated on the 07th day of April 2015 under the Companies Act 2016, as a private company, on the 03th day of November 2017, changed its name to

BIONEXUS GENE LAB SDN. BHD.

and that this company is a private company and it is a company limited by shares.

Registrar of Company Malaysia

This Certificate is computer generated, therefore no signature is required.

User ID : azurahnor Date : 03/11/2017 03:36:27 PM

UNIT 9, 10 & 11, KOMPLEKS KPPMS, LOT 291, JALAN RU 3/9A, SECTION 3, 40000 SHAH ALAM, SELANGOR, MALAYSIA.
Tel: 03-55116500 / 03-5513 9570 / 03-5513 5997 / 03-5513 3976 Fax : 03-5510 4200

Certified as true translation

ONG SIEW KEE
Certificated Interpreter
Sessions & Magistrate Court
Petaling Jaya, Selangor D. E
Malaysia

24 JAN 2019

COMPANIES COMMISSION OF MALAYSIA

(QR Code)

FORM 9

COMPANIES ACT 1965

[Section 16(4)]

Company No. -MyCoID

1139073	T

CERTIFICATE OF INCORPORATION OF PRIVATE COMPANY

It is hereby certified that

PE FURNISHING SDN. BHD.

has been incorporated under the Companies Act 1965, on and effective from the 07th day of April 2015, and that this company is a company limited by shares and that this company is a private company.

Given under my hand and seal in Kuala Lumpur on the 07th day of April 2015.

(Seal)

(Signed)
ZAHRAH ABD WAHAB FENNER
REGISTRAR OF COMPANY
MALAYSIA

User : rahmawati yusof Date : 07/04/2015 9:24:00 AM

Certified as true translation

ONG SIEW KEE
Certificated Interpreter
Sessions & Magistrate Court
Petaling Jaya, Selangor D. E
Malaysia
24 JAN 2019